UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2024

Udemy, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40956	27-1779864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Harrison Street, 3rd Floor
San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

(415) 813-1710
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	UDMY	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 2, 2024, the Board of Directors (the "Board") of Udemy, Inc. (the "Company") fixed the size of the Board at eight directors and, to fill the resulting vacancies, appointed Debra Chrapaty to serve as a Class III director and Marylou Maco to serve as a Class II director. Ms. Chrapaty will serve until the Company's 2027 annual meeting of stockholders and Ms. Maco will serve until the Company's 2026 annual meeting of stockholders.

On the same date, the Board appointed Ms. Chrapaty as a member of the Compensation Committee and the Nominating and Corporate Governance Committee (the "Nominating Committee"), and Ms. Maco as a member of the Audit Committee and the Nominating Committee.

There are no arrangements or understandings between either Ms. Chrapaty or Ms. Maco, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Ms. Chrapaty or Ms. Maco was selected as a director. There are no related party transactions between the Company and Ms. Chrapaty (or any of Ms. Chrapaty's immediate family members) or between the Company and Ms. Maco (or any of Ms. Maco's immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Neither Ms. Chrapaty nor Ms. Maco have any family relationships with any of the Company's directors or executive officers.

Both Ms. Chrapaty and Ms. Maco will participate in the Company's outside director compensation policy, as in effect from time to time. In addition, the Company will enter into its standard form of indemnification agreement with Ms. Chrapaty and Ms. Maco.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated December 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDEMY, INC.

Date:	December 3, 2024	By:	/s/ Ken Hirschman
Ken Hirschman General Counsel